SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

                       NATIONAL TRANSACTION NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------

(2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(3)      Filing Party:

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(4)      Date Filed:

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                       NATIONAL TRANSACTION NETWORK, INC.
                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 10, 1997

To the Stockholders:

         The Annual Meeting of Stockholders of National Transaction Network, Inc. (the "Company") will be held at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581 on Tuesday, June 10, 1997 at 11:00 a.m., local time, to consider and act upon the following matters:

         1.       To elect a Board of Directors to serve for the ensuing year.

         2. To approve an amendment to the Company's Restated Certificate of Incorporation increasing from 6,666,667 to 20,000,000 the number of authorized shares of Common Stock, par value $.15 per share, of the Company.

         3. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1997.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 11, 1997 will be entitled to vote at the meeting or any adjournment thereof. A list of the stockholders of record entitled to vote shall be available for inspection at the principal office of the Company for ten days prior to the Annual Meeting. The stock transfer books of the Company will remain open.


                                          By Order of the Board of Directors,


                                          L. BARRY THOMSON
                                          Chief Executive Officer





Westborough, Massachusetts

April 28, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED BY THE PERSON EXECUTING THE PROXY BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.









                       -----------------------------------


                       NATIONAL TRANSACTION NETWORK, INC.
                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200


                       -----------------------------------



                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 1997

                                 APRIL 28, 1997



                       -----------------------------------



         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of National Transaction Network, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 10, 1997 at 11:00 a.m., at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581. This proxy statement and the form of proxy were first mailed to stockholders on or about April 28, 1997.

         Only stockholders of record as of April 11, 1997 will be entitled to vote at the Meeting and any adjournment thereof. As of that date, 3,248,606 shares of Common Stock, par value $.15 per share, of the Company (the "Common Stock") were issued, outstanding and entitled to vote at any meeting of stockholders. The shares of Common Stock are the only outstanding voting securities of the Company. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy.

         Each stockholder is requested to complete, sign, date and return the enclosed proxy without delay to ensure that his shares are voted at the Meeting. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised at the Meeting or by voting at the Meeting.

         The persons named as attorneys in the proxies, L. Barry Thomson, Kenneth M. Kubler and Milton A. Alpern are directors and/or officers of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of directors, the stockholders will consider and vote upon proposals to (i) approve an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") increasing from 6,666,667 to 20,000,000 the number of authorized shares of Common Stock of the Company, and (ii) ratify the selection of Deloitte & Touche as auditors for the fiscal year ending December 31, 1997. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted "FOR" if no specification is indicated.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes (as defined below) are counted as present or represented for purposes of determining the presence or absence of a quorum. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. Shares represented by proxies which are marked "withhold authority" will have no effect on the outcome of the vote for the election of directors. Approval of the amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. The selection of auditors requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. Only shares that are voted in favor of the proposals will be counted toward achievement of majority. Abstentions and broker non-votes have the same effect as votes against the proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1996, is being mailed to stockholders along with this proxy statement.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, to the knowledge of management, certain information regarding certain owners of Common Stock of the Company as of April 11, 1997 with respect to: (a) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the 3,248,606 shares of Common Stock outstanding at such date; (b) each director of the Company; (c) each nominee director of the Company; (d) each executive officer named in the Summary Compensation Table set forth below under "Compensation of Executive Officers"; and (e) all current executive officers and directors of the Company as a group:

           NAME AND ADDRESS           AMOUNT AND NATURE OF       PERCENT OF
         OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP (1)       CLASS(2)
         -------------------        ------------------------    --------------

International Verifact Inc.                2,726,440               83.9%
70 Torbarrie Road
Toronto, Ontario
Canada M3L 1G5

Paul A. Siegenthaler                       23,333(3)                 *
L. Barry Thomson                            5,000(4)                 *
Kenneth M. Kubler                           5,000(5)                 *
George C. Whitton                           8,333(6)                 *
Christopher F. Schellhorn                   5,000(7)                 *
Milton A. Alpern                           29,596(8)                 *
All directors and executive                52,929(9)               1.6%
  officers as a group (5 persons)
-----------------

*        Less than 1%.

(1) Except as otherwise noted below, the Company believes each beneficial owner has the sole voting and investment power with respect to the number of shares of Common Stock (through the exercise of stock options or warrants with respect to Common Stock) shown as beneficially owned by such beneficial owner.

(2) All numbers and percentages, except as otherwise noted, assume the exercise of outstanding options or warrants. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of April 11, 1997 pursuant to the exercise of presently exercisable or outstanding options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3)      Represents   shares  subject  to  options   granted  Mr.   Siegenthaler
         exercisable at April 11, 1997, or within 60 days thereafter.

(4) Represents shares subject to options granted Mr. Thomson exercisable at April 11, 1997, or within 60 days thereafter.

(5) Represents shares subject to options granted Mr. Kubler exercisable at April 11, 1997, or within 60 days thereafter.

(6) Represents shares subject to options granted Mr. Whitton exercisable at April 11, 1997, or within 60 days thereafter.

(7) Represents shares subject to options granted Mr. Schellhorn exercisable at April 11, 1997, or within 60 days thereafter.

(8) Represents shares subject to options granted Mr. Alpern exercisable at April 11, 1997, or within 60 days thereafter.

(9) Represents 52,929 shares subject to options exercisable at April 11, 1997, or within 60 days thereafter.


         The Company knows of no contract or other arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

         On September 13, 1996, International Verifact Inc. ("IVI") acquired beneficial ownership of approximately 84% of the outstanding Common Stock of the Company in a private transaction. IVI purchased all of the outstanding shares of Common Stock held by BCE Investments (Canada) Inc. and Nelson Doubleday in exchange for IVI common shares having an aggregated market value of approximately $1,254,000.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted for the election of the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person.

         The Company's By-laws presently state that the number of directors which shall constitute the whole Board of Directors shall be not less than one and not more than nine. Within such limit, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting or at any special meeting of stockholders. The number of directors currently fixed by the Board of Directors is four. There are presently four individuals serving as directors of the Company. Jeffrey B. Finestone, Robert D.D. Forbes, Christopher D. Illick, Brian Kouri, Paul A. Siegenthaler and Charles R. Thompson were former directors and all of them resigned on September 13, 1996. Any vacancy in the Board of Directors may be filled by the directors or stockholders pursuant to the Company's Certificate of Incorporation and By-laws.

         All four nominees are currently directors of the Company. Messrs. Thomson, Kubler and Whitton were initially elected by a Written Consent of Holder of Common Stock on September 13, 1996 and Mr. Schellhorn was initially elected by the Board of Directors on March 4, 1997.

         The following table sets forth the names of the nominees to be elected at the Annual Meeting and the executive officers of the Company, their ages and present positions with the Company.



Name                              Age             Title
----                              ---             -----

L. Barry Thomson*                 55              Chief Executive Officer, President, Secretary and
                                                   Director

Kenneth M. Kubler*                50              Executive Vice President and General Manager and
                                                   Director

Milton A. Alpern                  45              Chief Financial Officer, Vice President and
                                                   Treasurer

George C. Whitton*                61              Director

Christopher F. Schellhorn*        46              Director


--------------

* Director Nominee

         The following describes the business experience during the past five years of each director, director nominee, and executive officers named above.

         L. Barry Thomson has served as a director of the Company since September 13, 1996 and as President, Chief Executive Officer and Secretary of the Company since October 9, 1996. Mr. Thomson has served as Chief Executive Officer of International Verifact Inc. ("IVI") since May 1996 and as President since April 1994. In addition, Mr. Thomson has served as a director of IVI since May 1995. Prior to becoming the Chief Executive Officer of IVI from April 1994 until May 1996, Mr. Thomson served as Chief Operating Officer of IVI. Prior to

April 1994, Mr. Thomson served as President and Chief Executive Officer of Aluma Systems Corporation, a construction technology company.

         Kenneth M. Kubler has served as a director of the Company since September 13, 1996 and as Executive Vice President and General Manager of the Company since September 16, 1996. From July 1, 1995 until joining the Company, Mr. Kubler served as President of the Marker Group, a retail automation company. Mr. Kubler served as General Manager of the retail automation division of Dataserv Inc. from January 1, 1993 until his employment at the Marker Group. Dataserv is a software and services company. Prior to such time, Mr. Kubler served as Vice President of Product Marketing of Viata Corporation, a retail software applications and transaction processing company.

         Milton A. Alpern has served as Chief Financial Officer, Vice President of Finance, and Treasurer of the Company since November 1992. From 1987 through 1992, Mr. Alpern served as Vice President of Finance at Henco Software, Inc., a developer of application development and information integration software.

         George C. Whitton has served as a director of the Company since September 13, 1996. Mr. Whitton has served as Chairman of International Verifact Inc. ("IVI") since November 1986 and as Chief Executive Officer of IVI from November 1986 until May 1996.

         Christopher F. Schellhorn has been a director of the Company since March 4, 1997. Since August 1996, Mr. Schellhorn has served as President and Chief Operating Officer of Visa Interactive, a technology services company. Mr. Schellhorn served as Vice President and General Manager of International Verifact Inc. (U.S.) from August 1995 through August 1996. From January 1994 until August 1995, Mr. Schellhorn served as Executive Vice President of Market Imaging Systems, Inc. Prior to such time, Mr. Schellhorn served as the Senior Vice President of Wegmans Food Markets Inc.

         The Board of Directors met four (4) times during the fiscal year ended December 31, 1996. During the fiscal year ended December 31, 1996, all of the incumbent directors attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors in the 1996 Fiscal Year because all of the incumbent directors were elected to the Board of Directors on or after September 13, 1996. The Board of Directors does not have standing audit, nominating or compensation committees.

         Election of the nominees for director listed above will require the plurality vote of the holders of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting. The Board of Directors recommends a vote "FOR" the election of the nominees listed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

         Directors of the Company do not receive compensation for their services as directors, but non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings.

Executive Officer Compensation

         The following table sets forth information regarding compensation received by the Chief Executive Officer and the most highly compensated executive officers of the Company exceeding $100,000 for the last three completed fiscal years. The Company did not make any restricted stock awards, grant any stock appreciation rights, or make any long-term incentive plan payments during the fiscal year ended December 31, 1996.



                                           SUMMARY COMPENSATION TABLE



                                                                                        LONG TERM
                                              ANNUAL COMPENSATION                     COMPENSATION
                               ----------------------------------------------------       AWARDS
                                                                     OTHER ANNUAL     ------------      ALL OTHER
NAME/TITLE                     YEAR    SALARY ($)     BONUS ($)    COMPENSATION ($)      OPTIONS     COMPENSATION ($)
----------                     ----    ----------     ---------    ----------------      -------     ----------------

Paul A. Siegenthaler          1996        87,943(1)       -0-           11,192(2)          5,000        35,653(3)
Chief Executive Officer,
    President and             1995       116,600          -0-           8,534            115,000            -0-
    Director (1)
                              1994       110,000          -0-           7,786              3,333            -0-



L. Barry Thomson              1996         -0-            -0-           -0-                5,000            -0-
Chief Executive Officer,
    President, Director
    and Secretary (4)


(1) Mr. Siegenthaler's employment with the Company terminated on September 13, 1996.

(2) Consists of $7,192 paid to Mr. Siegenthaler for accrued time off prior to his termination of employment and $4,000 paid to Mr. Siegenthaler for a car allowance.

(3) Reflects amounts paid to Mr. Siegenthaler following the termination of his employment with the Company pursuant to a Severance Agreement executed between the Company and Mr. Siegenthaler and dated January 30, 1993.

(4) Mr. Thomson was elected to the position of Chief Executive Officer, President and Secretary of the Company on October 9, 1996.

Stock Plans

         The Company currently has one employee stock ownership plan and options outstanding under two director stock option plans: the 1988 Stock Plan, the 1993 Director Stock Option Plan and the 1995 Director Stock Option Plan, respectively. The 1988 Stock Plan provides for the grant of incentive stock options to officers and other employees of the Company and any present or future subsidiaries of the Company (collectively, "Related Companies") and the grant of
(i) options which do not qualify as incentive stock options, (ii) awards of stock in the Company and (iii) opportunities to make direct purchases of stock in the Company (collectively, the "Stock Rights") to directors, officers, employees and consultants of the Company and Related Companies. The 1988 Stock Plan provides for the issuance of up to 800,000 shares of Common Stock pursuant to the grant of Stock Rights. The terms of such Stock Rights, including number of shares subject to each Stock Right, when the Stock Right become exercisable, the exercise or purchase price of the Stock Right, the duration of the Stock Right and the time, manner and form of payment upon exercise of a Stock Right, are generally determined by the Board of Directors. As of the end of the last fiscal year, incentive stock options to purchase 530,378 shares of Common Stock at an average exercise price of approximately $.42 per share were outstanding, held by thirty-one (31) employees, and non-statutory options to purchase 16,665 shares of Common Stock at an average exercise price of $3.00 per share were outstanding, held by five (5) individuals pursuant to grants under the 1988 Stock Plan.

         On April 6, 1993, the Board of Directors of the Company adopted the 1993 Director Stock Option Plan, which was approved by the Company's stockholders on June 11, 1993. The 1993 Director Stock Option Plan authorizes the grant of options for up to 20,000 shares of Common Stock. Each person who is elected to the Board of Directors of the Company was automatically granted on such date an option to purchase 3,333 shares of the Company's Common Stock; provided, however, that the newly elected person did not serve as a director for the term immediately preceding his or her election. The options expire ten years from the date of grant, unless terminated earlier in accordance with the terms of the 1993 Director Stock Option Plan.

         On October 25, 1995, the Board of Directors terminated the 1993 Director Stock Option Plan except as related to any options outstanding as of October 25, 1995. As a consequence, the Company will not grant any further options under the 1993 Director Stock Option Plan. As of the end of the last fiscal year, options to purchase 3,333 shares of Common Stock at an exercise price of $.69 per share were outstanding, held by one former director pursuant to a grant under the 1993 Director Stock Option Plan. The outstanding options under the 1993 Director Stock Option Plan will expire on June 10, 2004.

         The  1995  Director   Stock  Option  Plan   authorizes   the  grant  of
non-statutory options to directors of the Company. Each director who was a member of the Board of Directors on October 26, 1995 was automatically granted an option to purchase 15,000 shares of the Common Stock. Each director who is first elected to the Board after October 26, 1995 will automatically be granted on the date such person first becomes a member of the Board an option to purchase 5,000 shares of Common Stock. In addition, each director who has served continuously as a director for at least six months prior to January 15 of each year shall be automatically granted on January 15 of each year an option to purchase 5,000 shares of the Common Stock. The 1995 Director Stock Option Plan
provides for the issuance of up to 300,000 shares of Common Stock pursuant to the grant of non-statutory stock options. Such options vest on the date of the grant. Other terms of such options, including exercise or purchase price of the options, the duration of the options and the time, manner and form of payment upon exercise of such options, are generally determined by the Board of Directors. As of the end of the last fiscal year, options to purchase 95,000 shares of Common Stock at an average exercise price of approximately $.37 per share were outstanding, held by seven (7) current and former directors pursuant to grants under the 1995 Director Stock Option Plan.

Option Grants in Last Fiscal Year

         The following table sets forth information concerning options granted during the fiscal year ended December 31, 1995 under the Company's 1988 Stock Plan and 1995 Director Plan to the named executive officers. The Company did not grant stock options to any named executive officer during the last fiscal year ended December 31, 1996 under its 1993 Director Plan. The Company does not grant stock appreciation rights ("SARs") of any kind.


                                                             INDIVIDUAL GRANTS
                                                             -----------------
                                    NUMBER OF
                                   SECURITIES        PERCENT OF TOTAL
                                   UNDERLYING       OPTIONS GRANTED TO
                                     OPTIONS             EMPLOYEES            EXERCISE OR BASE     EXPIRATION
             NAME                  GRANTED (#)        IN FISCAL YEAR            PRICE ($/SH)          DATE
             ----                  -----------       -----------------          ------------          ----

Paul A. Siegenthaler                5,000(1)                ----                  $.22             1/15/06

L. Barry Thomson                    5,000(2)                ----                  $.44             9/13/06


(1) Represents options granted pursuant to the Company's 1995 Director Plan that vested on January 15, 1996.

(2) Represents options granted pursuant to the Company's 1995 Director Plan that vested on September 13, 1996.


Aggregate Option Exercises And Fiscal Year End Option Values

         The following table sets forth information concerning unexercised options to purchase Common Stock held at the end of fiscal year 1996 by the named executive officers and the value of such officers' unexercised options at December 31, 1996.


                                                                         NUMBER OF SECURITIES
                                                                              UNDERLYING          VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                          AT FY-END 1996 (#)       AT FY-END 1996 ($)
                                      SHARES ACQUIRED        VALUE           EXERCISABLE/             EXERCISABLE/
NAME                                  ON EXERCISE (#)    REALIZED ($)       UNEXERCISABLE             UNEXERCISABLE
----                                  ---------------    ------------       -------------          ------------------
Paul A. Siegenthaler                        -0-               -0-           23,333(1)/-0-             150/-0-
L. Barry Thomson                            -0-               -0-            5,000(2)/-0-             -0-/-0-(3)

(1) Includes 20,000 vested options granted pursuant to the Company's 1995 Director Stock Option Plan and 3,333 vested options granted pursuant to the Company's 1993 Director Stock Option Plan.

(2) Represents 5,000 vested options granted pursuant to the Company's 1995 Director Stock Option Plan.

(3) At fiscal year ended 1996, the fair market value of the Common Stock underlying the options did not exceed the exercise price of the options.

Severance Agreements

         On March 17, 1994, the Company entered into a Severance Agreement with Mr. Alpern. Mr. Alpern's Severance Agreement provides that he is an "at-will" employee. In addition, the Severance Agreement provides that if Mr. Alpern is terminated for any reason other than "for cause," as that term is defined in the Severance

Agreement, he is entitled to receive six months salary at his current base salary rate, payable in the same manner as his salary was payable during the term of his employment. If Mr. Alpern is terminated due to a change of control of the Company, he is entitled to receive nine months salary payable according to the terms described above.


                                   PROPOSAL TO
                               AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

         By Unanimous Written Consent of Directors in Lieu of a Meeting of the Board of Directors of the Company dated March 11, 1997, the Board of Directors recommended to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.15 per share, from 6,666,667 to 20,000,000 shares. Shares of the
Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Exhibit A.

         As of April 11, 1997, there were 3,248,606 shares of Common Stock issued and outstanding and approximately 642,380 shares of Common Stock reserved for future issuance pursuant to outstanding options granted under the Company's stock plans. If the amendment to the Certificate of Incorporation is approved, the Board of Directors will have the authority to issue approximately 16,109,014 additional shares of Common Stock without further stockholder approval. The Board of Directors believes the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation: acquiring other businesses in exchange for shares of the Company's Common Stock; entering into collaborative research and development arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend; raising capital through the sale of Common Stock; and attracting and retaining valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under the Company's existing stock plan. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. In addition, the Company's authorized but unissued shares of Common Stock could be used to make a change in control of the Company more difficult or costly. Issuing additional shares of Common Stock could have the effect of diluting stock ownership of the persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock in order to impede a takeover attempt.

         Approval of the amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends that stockholders vote "FOR" the approval of the amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company from 6,666,667 to 20,000,000 shares.

                    PROPOSAL TO RATIFY SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Deloitte & Touche, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1997. Deloitte & Touche has served as the Company's auditors and outside accountants since 1988. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         Ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1997 will require the affirmative vote of the holders of a majority of a quorum of the outstanding shares of the Common Stock of the Company. The Board of Directors recommends that stockholders vote "FOR" ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1, 1996 to the present, there have been no transactions, currently proposed transactions, or series of similar transactions, between the Company and any executive officer, director, nominee for election as a director or 5% beneficial owner of the Company's Common Stock, or any member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had or will have an indirect or direct interest exceeding $60,000.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than December 26, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and holders of more than 10% of the Company's Common Stock (collectively, the "Reporting Person") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filing Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31,1996, the Company believes that all Reporting Persons complied with all Section 16(a) requirements in the fiscal year ended December 31, 1996.







                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       NATIONAL TRANSACTION NETWORK, INC.

         National Transaction Network, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation adopted resolutions proposing and declaring advisable the following amendments to the Restated Certificate of Incorporation of the
                  Corporation:

                  RESOLVED:         That the first  paragraph of Article  FOURTH
                                    of the Corporation's Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                           "FOURTH.  The total  number of shares of stock  which
                  the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares, consisting of Twenty Million (20,000,000) shares of Common Stock with a par value of fifteen cents ($.15) per share (the "Common Stock") and Five Million (5,000,000) shares of Preferred Stock with a par value of ten cents ($.10) per share (the "Preferred Stock").

SECOND: The foregoing amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted by vote of the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by L. Barry Thomson, its President and Secretary and Milton A. Alpern, its Chief Financial Officer, this ______ day of May, 1997.


                                By:  _________________________________________
                                     L. Barry Thomson, President and Secretary



                             Attest:__________________________________________
                                     Milton A. Alpern, Chief Financial Officer






                       NATIONAL TRANSACTION NETWORK, INC.

                                117 FLANDERS ROAD
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 870-3200

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 10, 1997



      The undersigned hereby appoints L. Barry Thomson, Kenneth M. Kubler and Milton A. Alpern, and each of them singly, proxies for the undersigned, with full power of attorney and power of substitution, to vote all shares of capital stock of any class which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of National Transaction Network, Inc. (the "Company") to be held on Tuesday, June 10, 1997, at 11:00 a.m. at the offices of the Company, 117 Flanders Road, Westborough, Massachusetts 01581, and at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 28, 1997, receipt of which is hereby acknowledged:

1.    To elect a Board of Directors for the ensuing year.

      [  ] FOR               [  ] WITHHOLD                  [  ] FOR ALL EXCEPT


      L. Barry Thomson, Kenneth M. Kubler, George C. Whitton and Christopher F. Schellhorn.

      INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2. To approve an amendment to the Company's Restated Certificate of Incorporation increasing from 6,666,667 to 20,000,000 the number of authorized shares of Common Stock, par value $.15 per share, of the Company.

       [  ] FOR             [  ] AGAINST                   [  ] ABSTAIN

3. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1997.

       [  ] FOR             [  ] AGAINST                   [  ] ABSTAIN

4. To transact such other business as may properly come before the meeting and any adjournment thereof.









THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3. A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER ITEM 4 WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

Dated: ____________, 1997                  Print Name: _______________________

                                           Signature(s):______________________



IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary please give your full title as such.






STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED ENVELOPE.